SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): October 4, 2002
(October 1, 2002)                                          ---------------
 ---------------

                             Trinity Companies, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                      Utah
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                 (State or Other Jurisdiction of Incorporation)

                0-8924                                  73-0981865
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        (Commission File Number)             (IRS Employer Identification No.)


 2526 Durant Avenue, Berkeley, California                    94704
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 (Address of Principal Executive Offices)                  (Zip Code)


                                  510.540.9300
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               (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Items.

         On October 1, 2002, Trinity Companies, Inc. ("Trinity") announced that it had completed the acquisition of all of the outstanding shares, assets and liabilities of Competency Based Learning, Inc., a California corporation, and two related Australian companies, Competency Based Learning, Pty. Ltd., ACN 084 763 780 ("CBL-AU"), and ACN 082 126 501 Pty. Ltd. ("ACN"), collectively referred to "CBL." The acquisition was effected through Trinity's wholly-owned subsidiary CBL Acquisition Corp., which is expected to be renamed CBL Global Corp. Trinity will be filing a Current Report on Form 8-K with the Securities and Exchange Commission within the next 15 days that will contain more detailed information pertaining to its acquisition of CBL and to CBL's business.

         The full text of Trinity's press release issued in connection with the foregoing matter is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

          (a)  Financial Statements. Not Applicable.
               --------------------

          (b)  Pro Forma Financial Information. Not Applicable.
               -------------------------------

          (c)         Exhibits.
                      --------

                99.1     Trinity Companies, Inc. press release, dated October 1,
                         2002.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Trinity Companies, Inc.


Date:     4 October 2002           By: /s/ Douglas Cole
                                   --------------------------------------
                                           Douglas Cole, Chief Executive Officer












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